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                     THE BB&T DIRECTOR (SERIES III AND IIIR)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-101923

                      SUPPLEMENT DATED JULY 23, 2004 TO THE
        STATEMENT OF ADDITIONAL INFORMATION DATED MAY 3, 2004, AS AMENDED

Effective July 23, 2004, the following Sub-Accounts are closed and removed in their entirety from the Statement of Additional Information:

     -  BB&T Special Opportunities Equity Fund Sub-Account
     -  BB&T Total Return Bond Fund Sub-Account

All references to the BB&T Special Opportunities Equity Fund Sub-Account, the BB&T Special Opportunities Equity Fund, the BB&T Total Return Bond Fund Sub-Account and the BB&T Total Return Bond Fund are deleted from the Statement of Additional Information.


            THIS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

HV- 4918